UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 4, 2018

GOPHER PROTOCOL INC.

(Exact name of registrant as specified in its charter)

(Former Name of Registrant)

Nevada	000-54530	27-0603137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2500 Broadway, Suite F-125, Santa Monica, CA 90404

(Address of principal executive offices) (zip code)

424-238-4589

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement
Item 3.02	Unregistered Sales of Equity Securities

On May 4, 2018, Gopher Protocol Inc. (the “Company”) entered into a Securities Purchase Agreement with Eagle Equities, LLC ("Eagle") pursuant to which Eagle agreed to purchase up to 1,212,120 shares of the Company’s common stock for an aggregate purchase price of $2,000,000 or $1.65 per share. The closing occurred on May 4, 2018 with respect to the funding of $500,000 resulting in the issuance of 303,030 shares of common stock and on May 25, 2018 with respect to the funding of $500,000 resulting in the issuance of an additional 303,030 shares of common stock. Additional closings of $500,000 for 303,030 shares are scheduled to close on June 15, 2018 and July 5, 2018 each.

The Company agreed to place 303,030 shares of common stock each tranche (the “Escrow Shares”) in escrow to be utilized for the purpose of limited price protection. If, beginning on the seventh month anniversary of the closing of each tranche, Eagle has sold any of its shares of common stock at a sales price of less than $1.65 per share, then that number of Escrow Shares shall be released from escrow to Eagle as a limited make whole which shall be determined by using the following formula:

($1.65 – Closing Price) / Closing Price) * number of shares sold at a price less than $1.65.

Closing Price is price on the first day of each monthly anniversary beginning on the first day of the 7th month (and continuing monthly until the earlier of June 4, 2019 or until all shares are sold.

The offers, sales and issuances of the securities listed above were made to accredited investors and the Company relied upon the exemptions contained in Section 4(a)(2) of the Securities Act of 933 and/or Rule 506 of Regulation D promulgated there under with regard to those sales. No advertising or general solicitation was employed in offering the securities. The offers and sales were made to a limited number of persons, each of whom was an accredited investor and transfer of the common stock issued was restricted by the Company in accordance with the requirements of the Securities Act of 1933.

The foregoing information is a summary of each of the agreements involved in the transactions described above, is not complete, and is qualified in its entirety by reference to the full text of those agreements, each of which is attached an exhibit to this Current Report on Form 8-K.  Readers should review those agreements for a complete understanding of the terms and conditions associated with this transaction.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description
4.1	Securities Purchase Agreement by and between Gopher Protocol Inc. and Eagle Equities, LLC dated May 4, 2018 (1)

(1) Incorporated by reference to the Form 8-K Current Report filed with Securities Exchange Commission on May 8, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gopher Protocol Inc.

By:	/s/ Kevin Pickard
Name:	Kevin Pickard
Title:	Chief Financial Officer

Date: May 31, 2018